ABSOLUTE OPPORTUNITIES FUND (the “Fund”)

Supplement dated September 17, 2014 to the Prospectus dated August 1, 2014

Effective on or about October 1, 2014, the Fund is changing its name and principal investment strategies to highlight its focus on credit-related strategies. In addition, the advisory fee rate paid by the Fund to Absolute Investment Advisers (“Absolute”) is being reduced from 2.75% to 1.60%. Accordingly, effective on or about October 1, the Prospectus is supplemented as described below.

1.	The Absolute Opportunities Fund is renamed the Absolute Credit Opportunities Fund.

2.	The “Annual Fund Operating Expenses" table in the section entitled “Fees and Expenses” on page 1 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses
Other Expenses	0.30%
Dividend and Interest Expenses on Short Sales(2)	0.39%
Total Other Expenses	0.69%
Total Annual Fund Operating Expenses	2.29%

(1)	Expenses have been restated to reflect current fees.
(2)	Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective.

3.	The table under the “Example” sub-section on page 1 of the Prospectus is hereby deleted and replaced in its entirety with the following:

1 Year	3 Years	5 Years	10 Years
$232	$715	$1,225	$2,626

4.	The section entitled “Principal Investment Strategies” beginning on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Absolute will generally allocate Fund assets to a carefully chosen group of skilled money managers (the “Subadvisers”) who employ a wide range of specialized investment strategies that, when combined, Absolute believes offer the potential for attractive long-term risk-adjusted investment returns. Absolute selects Subadvisers whose strategies, relative to their peers, seek to preserve capital and tend to perform differently in a market cycle. Absolute believes that there are important benefits that come from investing through skilled money managers whose combined strategies seek to provide lower volatility and lower sensitivity to traditional market indices when measured over a full market cycle.

The Subadvisers utilize strategies and investment techniques that, in aggregate, seek to produce risk-adjusted absolute returns over a full market cycle while managing credit risk exposure. These strategies are common among hedge funds and may have low sensitivity to traditional markets because they seek investment opportunities and risks that are not reflected in traditional markets.

212-PSA2-0914

Absolute reviews a range of factors (e.g., investment process) when evaluating each Subadviser and its appropriate asset allocation. Absolute may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio. There is no fixed or minimum allocation to any Subadviser. Absolute has the discretion to invest the Fund’s assets directly in the same manner as any Subadviser in pursuit of the Fund’s investment objective. Subject to board approval, Absolute may add or remove Subadvisers at any time. The Fund’s principal investment strategies are Long/Short Credit and Distressed Debt and Convertible Arbitrage Strategies.

Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield “junk bonds”, bank loans and other defaulted debt securities, convertible bonds, preferred securities, Treasury Inflation Protected Securities (“TIPS”), exchange traded funds (“ETFs”) and emerging market debt. Debt securities of foreign governments are sometimes referred to as sovereign debt obligations and they may be issued or guaranteed by foreign governments or their agencies. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”). Certain Mortgage Related Securities in which the Fund invests may be rated below investment grade (i.e., junk bonds) or unrated, under-performing or distressed debt, equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may be in default or be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short-term cash flow or liquidity problems. Such distressed or restructured securities may entitle holders to equity warrants or other forms of equity participation.

The Fund invests in both short-term and long-term debt, and is not limited as to the maturities or quality of the corporate debt securities in which it invests. In executing certain strategies, the Fund may short bonds of any credit quality or maturity. Strategies may also utilize credit default swaps to create short positions when a Subadviser anticipates a decline in the price of an overvalued security. The Fund may also purchase credit default swaps to enhance total return and lower volatility and may utilize treasury futures to manage interest rate risk.

Strategies may involve leverage and hedging through the use of ETFs, futures, credit default swaps, options on swaps, equities (and related equity options), total return swaps, committed term reverse repurchase facilities or other financings that the Subadviser believes may enhance total return. In connection with these strategies, the Fund may act as a buyer or seller of credit default swaps.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Subadvisers may utilize futures, options and credit default swaps in order to seek to manage interest rate exposures and employ leverage to increase returns. Certain Subadvisers may maintain a sector and market neutral portfolio. The average grade of bond in a convertible arbitrage portfolio is typically below investment grade with individual ratings ranging from AA to CCC. Such “junk bonds” typically are rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch. Generally, the default risk of the company is hedged by shorting the underlying common stock.

Pursuant to its principal investment strategies, the Fund may trade frequently and may invest in a wide range of instruments, markets and asset classes in domestic and foreign markets. Investments generally include equity securities, fixed income securities and derivatives.

•
The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, initial public offering (“IPOs”) and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in ADRs. The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs.

•
The Fund may invest in fixed income securities of any credit quality and maturity, including those with fixed and variable terms and those of defaulted/distressed issuers and bank loans. These securities can be rated below investment grade (i.e., “junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

•
The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund’s forward contracts may include forward currency contracts. The Fund’s swap agreements may include equity, interest rate, index, credit default and currency rate swap agreements. The Fund’s futures contracts may include futures on securities, commodities, and securities indices. The Fund’s options contracts may include options on securities, securities indices, commodities and futures. The Fund may purchase or write options. The Fund may invest in derivatives to hedge or reduce its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing an amount equivalent to short sale proceeds.

5.
In the section entitled “Principal Investment Risks” beginning on page 4 of the Prospectus, the sub-sections entitled “Currency Risk,” “Event-Driven Strategies Risk,” and “Precious Metals Risk” are hereby deleted in their entirety.

6.	The sub-section entitled “Subadvisers” in the section entitled “Management” on page 12 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. LakeWater Capital LLC and Mohican Financial Management, LLC are the Subadvisers to the Fund.

7.
The sub-section entitled “Additional Information Regarding Principal Investment Strategies” in the section entitled “Details Regarding Principal Investment Strategies and Risks” beginning on page 14 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Additional Information Regarding Principal Investment Strategies

The Fund is designed for investors who seek a long-term investment with lower volatility and less sensitivity to traditional markets, and who desire to allocate investments across multiple styles and strategies as a part of an overall disciplined investment program.

The Fund will pursue its investment objective by allocating assets among a carefully chosen group of Subadvisers. Absolute allocates and reallocates the Fund’s assets among its respective Subadvisers to attempt to maximize risk-adjusted returns while reducing the Fund’s volatility and sensitivity to traditional markets. Absolute reviews a wide range of factors when evaluating each Subadviser and establishing the asset allocation to each. These factors may include, but are not limited to, all or some of the following: proven risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, risk management procedures; correlation and volatility of results as compared with other Subadvisers; business focus, stability and depth of investment professionals; and portfolio manager interviews and ongoing dialogue. While Absolute does not evaluate the merits of a Subadviser’s individual investment decisions, it does monitor investment performance and style consistency.

The Subadvisers may employ aggressive investment strategies and techniques and focus investments in certain securities, sectors and geographical regions. By combining the expertise of several Subadvisers with Absolute’s approach to investment allocation and risk management, the Fund attempts to reduce volatility and provide risk-adjusted returns as compared to traditional equity markets. However, there can be no assurance that losses will be avoided.

Absolute retains the discretion to invest the Fund’s assets in securities and other instruments directly. Absolute may exercise this discretion in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge against overall Fund exposures created by the Subadvisers, or to increase or reduce the Fund’s net market or investment exposure or exposure to a particular issuer, sector or industry, which may involve leverage. Absolute may exercise its discretion over unallocated assets or may reallocate to itself assets previously allocated to a Subadviser. There is no fixed or minimum allocation to any Subadviser. In the future, subject to board approval, Absolute may add or remove Subadvisers. See “The Adviser and Subadvisers.”

From time to time, certain of the Subadvisers or their strategies may not be available to the Fund due to such reasons as investment minimums, capacity limitations, and regulatory limitations or other imposed constraints. Accordingly, the Fund may, invest in high-quality, short-term debt securities or other cash instruments until Fund assets reach appropriate scale for optimal allocation.

The principal investment strategies used by the Fund are Long/Short Credit and Distressed Debt and Convertible Arbitrage Strategies. Absolute may also allocate the Fund’s portfolio across the following strategies and investment styles, other than Long/Short Credit and Distressed Debt and Convertible Arbitrage, that Absolute believes are complementary and, when combined, will produce risk-adjusted returns.

Special Situations and Event-Driven Strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy or other significant event in the life of a company, will occur and the impact such event will have on the value of the company’s securities. The Subadvisers may focus on relatively few investments believed to be undervalued and may invest in securities of companies involved in special situations, including companies involved in (or the target of) acquisition attempts, tender offers, work-outs, liquidations, spin-offs, reorganizations, bank loans, bankruptcies, exchanges and similar transactions. Such investments may involve a long-term time horizon as well as idiosyncratic event risk. In addition to common stock, strategies may invest in warrants, options and credit default swaps and the Fund may act as a buyer or seller of credit default swaps.

Global and Emerging Market Strategies seeks to take advantage of investment opportunities that are believed to have the highest probability of success (long investment) or failure (short investment). Subadvisers may invest in equity, fixed income, currencies, precious metals or commodities in domestic or international, including high-growth emerging, markets. Strategies may utilize individual securities, ETFs and other exchange-traded products, options and swaps linked to major market, sector or country indices, fixed-income securities, currencies and commodities. Certain of these investments may be designed to manage the Fund’s exposure, which may be for hedging or speculative purposes, to one or more currencies. Strategies may invest in a limited number of securities, issuers, industries, futures, or countries which may result in higher volatility.

These strategies are absolute return strategies and strategies aimed at risk-adjusted returns. They are common hedge fund-type strategies and may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spinoffs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek investment opportunities and risks that are unrelated to traditional markets.

To manage risk or enhance return (including through leverage), the Fund may invest in derivatives. Some derivatives, such as exchange-traded futures and options on securities, commodities and indexes are standardized contracts that can readily be bought or sold, and whose market values are published daily. Non-standardized derivatives, such as swaps, tend to be more complex and harder to value. The Fund may invest in forwards, futures and options contracts and in equity, interest rate, index, credit default and currency rate swap agreements. The Fund may invest in futures contracts on securities, commodities, and securities indices. The Fund may invest in options on securities, securities indices, commodities and futures.

Options Contracts Options may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security or commodity against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity at the exercise price. The Fund may buy or write put and call options on securities, indexes and futures contracts. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of an index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.

Futures Contracts Futures contracts may be used for leveraging or hedging purposes. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. A treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement, at a specified date and at an agreed upon price. Treasury futures contracts are used by the Fund to manage credit risk. Generally, these futures contracts are closed out or rolled over prior to their expiration date.

Swap Agreements Swap agreements may be used for hedging or leveraging purposes. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or the increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty. Credit default swaps (“CDS”) enable an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments on debt securities, bankruptcy or a restructuring. CDS are structured so that the “buyer” must pay the “seller” a periodic stream of payments over the term of the CDS provided no event of default by a selected entity (or entities) has occurred. In event of a default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may act as a buyer or seller of CDS. CDS involve greater risk than if the Fund had invested in the reference obligation directly.

Forward Contracts. The Fund may use forward contracts to lock in an exchange rate for certain of its portfolio securities or to increase the Fund’s exposure to a currency that Absolute or a Subadviser believes is going to rise relative to the U.S. dollar. Thus, forward contracts may be used by the Fund for hedging or specialty purposes. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted and will cause the Fund to sustain losses.

Absolute intends to limit the Fund’s trading in futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts (“Commodity Interests”) to comply with one of the two alternative limitations of the Commodity Futures Trading Commission’s amended Regulation 4.5 and claim an exclusion from the definition of the term commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Although complying with the limitations may restrict Absolute’s ability to use Commodity Interests as part of the Fund’s investment strategies, Absolute expects to be able to achieve its investment objectives within these limitations.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

The Fund is not diversified.

8.	The sub-section entitled “The Adviser and Subadvisers” in the section entitled “Management” beginning on page 27 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadvisers

The Fund's adviser is Absolute Investment Advisers LLC, 18 Shipyard Drive, Suite 3C, Hingham, MA 02043. Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of June 30, 2014, Absolute had over $2.2 billion of assets under management.

Absolute is registered as an investment adviser under the Investment Advisers Act of 1940. The Trust, on behalf of the Fund, has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act and Absolute is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

The contractual advisory fee is 1.60% of the Fund’s average annual daily net assets. The actual advisory fee rate paid by the Fund to Absolute for the fiscal year ended March 31, 2014 was 2.50%. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. In addition, Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.95% through August 1, 2017 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

A discussion summarizing the basis on which the Board last approved the Fund Investment Advisory Agreement with Absolute and the Fund Sub-Advisory Agreements between Absolute and the Subadvisers is available in the Fund's annual report for the period ended March 31, 2014.

Subject to the general oversight of the Board, Absolute is directly responsible for making the investment decisions for the Fund. Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers. Absolute retains overall supervisory responsibility of the general management and investment of the Fund’s assets.

Subadviser	Investment Strategy
LakeWater Capital LLC 100 Limestone Plaza, Suite 200 Fayetteville, NY 13066	Long/Short Credit
Mohican Financial Management, LLC 21 Railroad Avenue, Suite 35 Cooperstown, NY 13326	Convertible Arbitrage

LakeWater Capital LLC was founded in 2013 and provides investment advisory services for other pooled investment vehicles.

Mohican Financial Management, LLC was founded in 2003 and provides investment advisory services for another pooled investment vehicles.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Absolute, subject to Board approval, is permitted to enter into a new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

9.
The table entitled “Comparison of Expenses" in the section entitled “Information Regarding Dividend and Interest Expenses on Short Sales” beginning on page 29 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Comparison of Expenses
Management Fees	1.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.30%
Dividend and Interest Expenses on Short Sales	0.39%
Total Annual Fund Operating Expenses with Dividend and Interest Expenses on Short Sales	2.29%
Less Dividend and Interest Expenses on Short Sales	0.39%
Total Annual Fund Operating Expenses without Dividend and Interest Expenses on Short Sales(1)	1.90%

(1) Excluding the effect of expenses attributable to dividend and interest expenses on short sales, the Fund’s Total Annual Fund Operating Expenses would be 1.90%.
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For more information, please contact a Fund customer service representative toll free at

(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE OPPORTUNITIES FUND (the “Fund”)

Supplement dated September 17, 2014 to the Statement of Additional Information (“SAI”) dated August 1, 2014

1.	The definition of “Subadviser” on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of LakeWater Capital, LLC and Mohican Financial Management, LLC, the Fund’s subadvisers.

2.
The sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" is hereby amended by deleting the table in the sub-section entitled “Ownership of Adviser and Subadvisers” on page 32  of the SAI in its entirety and replacing it with the following:

Ownership of Adviser and Subadvisers. The following persons/entities control Absolute and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None
Subadvisers	Controlling Persons/Entities
LakeWater Capital LLC	Edward J. Casey, Derek A. Jerina, Glenn T. Migliozzi, Daniel A. Sperrazza and Michael J. Wamp
Mohican Financial Management, LLC	Eric C. Hage and Daniel C. Hage

3.	The paragraph entitled “Fees,” beginning on page 33, in the sub-section entitled "F. Investment Adviser," is hereby deleted in its entirety and replaced with the following :

Fees. Absolute receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividends on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.95% through August 1, 2017 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. A Subadviser’s fee is calculated as a percentage of the Fund’s average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser’s fee rates inures to the benefit of Adviser rather than the Fund.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

During the years ended March 31, 2012, March 31, 2013 and March 31, 2014, the aggregate amount of subadvisory fees paid to the Subadvisers was $9,812,555, $7,916,242 and $4,443,433, respectively.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.